Prudential High Yield Fund, Inc.

Supplement dated March 2, 2012 to the Prospectus, Summary Prospectus and Statement of Additional Information dated October 31, 2011

Effective immediately, Ryan Kelly has been named a portfolio manager to the Prudential High Yield Fund, Inc. (the “Fund”).

The following revisions are hereby made to the Prospectus and SAI to reflect Mr. Ryan’s service:

I.	The following is added to the “Management of the Fund” table in the Summary Section of the Prospectus:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Ryan Kelly, CFA	Principal	February 2012

       II.     The following is added to “How the Fund is Managed – Sector Managers” section of the Prospectus:

Ryan Kelly, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed Income's Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

III.	The following is added to the table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER—OTHER ACCOUNTS AND OWNERSHIP OF FUND SECURITIES.”

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
Ryan Kelly, CFA	31/$5.4 billion	28/$2.65 billion 4/$25.9 million	12/$3.56 billion 4/$25.9 million	None

Information is as of January 31, 2012.

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